UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 13, 2016

NOBLE CORPORATION plc

(Exact name of Registrant as specified in its charter)

England and Wales	001-36211	98-0619597
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Devonshire House, 1 Mayfair Place London, England	W1J8AJ
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +44 20 3300 2300

NOBLE CORPORATION

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-31306	98-0366361
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Suite 3D, Landmark Square 64 Earth Close P.O. Box 31327 Georgetown, Grand Cayman, Cayman Islands, BWI	KY-1 1206
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (345) 938-0293

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This combined filing on Form 8-K is separately filed by Noble Corporation plc, a public limited company incorporated under the laws of England and Wales (“Noble-U.K.”), and Noble Corporation, a Cayman Islands company (“Noble-Cayman”). Information in this filing relating to Noble-Cayman is filed by Noble-U.K. and separately by Noble-Cayman on its own behalf. Noble-Cayman makes no representation as to information relating to Noble-U.K. (except as it may relate to Noble-Cayman) or any other affiliate or subsidiary of Noble-U.K. This report should be read in its entirety as it pertains to each of Noble-U.K. and Noble-Cayman.

Item 8.01	Other Events.

Senior Notes Offering

On December 13, 2016, Noble-U.K. issued a press release regarding the commencement by Noble Holding International Limited, a Cayman Islands exempted company and an indirect, wholly owned subsidiary of Noble-U.K. (“NHIL”) of an underwritten registered offering of $500 million aggregate principal amount of senior notes of NHIL. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

This current report does not constitute an offer to sell, or a solicitation of an offer to buy any securities, nor shall there be any sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any such securities will be offered only by means of a prospectus, including a prospectus supplement relating to such securities, meeting the requirements of Section 10 of the U.S. Securities Act of 1933.

Tender Offers

On December 13, 2016, Noble-U.K. issued a press release announcing the commencement of cash tender offers (the “Tender Offers”) by NHIL and Noble-Cayman, for NHIL’s outstanding 4.90% Senior Notes due 2020 (the “2020 Notes”), 4.625% Senior Notes due 2021 (the “2021 Notes”) and 3.95% Senior Notes due 2022 (the “2020 Notes” and together with the 2020 Notes and the 2021 Notes, the “Notes”). The company subsequently issued a corrected press release to correct inadvertent typographical errors in the original press release in listing (i) the Tender Offer Consideration (as defined therein) for its 2021 Notes and 2022 Notes as $900.00 and $955.00, respectively, which as corrected are $955.00 and $900.00, respectively, and (ii) the Total Consideration (as defined therein) for its 2021 Notes and 2022 Notes as $930.00 and $985.00, respectively, which as corrected are $985.00 and $930.00, respectively. A copy of the corrected press release is attached as Exhibit 99.2 and incorporated herein by reference.

This current report does not constitute an offer to purchase nor a solicitation of an offer to sell any Notes in the Tender Offers. The Tender Offers are only being made pursuant to an Offer to Purchase and the related Letter of Transmittal. The Tender Offers are not being made to holders of Notes in any state or jurisdiction in which the making or acceptance thereof would be unlawful under the securities laws of any such jurisdiction.

The foregoing information, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press Release issued by Noble Corporation plc dated December 13, 2016.

99.2	—	Press Release issued by Noble Corporation plc dated December 13, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noble Corporation plc, a public limited company incorporated under the laws of England and Wales
Date: December 13, 2016
	By:	/s/ Dennis J. Lubojacky
	Name:	Dennis J. Lubojacky
	Title:	Chief Financial Officer, Vice President and Controller

Noble Corporation, a Cayman Islands company

	By:	/s/ Dennis J. Lubojacky
	Name:	Dennis J. Lubojacky
	Title:	Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press Release issued by Noble Corporation plc dated December 13, 2016.

99.2	—	Press Release issued by Noble Corporation plc dated December 13, 2016.